(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
March 31, 2002


Merrill Lynch
Global Technology
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.



Merrill Lynch Global Technology Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.


Portfolio
Information
As of 3/31/02

                                           Percent of
Ten Largest Equity Holdings                Net Assets

Microsoft Corporation                          4.9%
Cisco Systems, Inc.                            4.4
Intel Corporation                              3.8
International Business Machines Corporation    2.7
Oracle Corporation                             2.6
Dell Computer Corporation                      2.4
AOL Time Warner Inc.                           2.4
Taiwan Semiconductor Manufacturing Company     2.4
Computer Associates International, Inc.        2.1
Sun Microsystems, Inc.                         2.1


                                           Percent of
Five Largest Industries                    Net Assets

Semiconductors                               20.7%
Systems Software                              10.8
Application Software                          10.5
Computer Hardware                              8.3
Networking Equipment                           5.6



Merrill Lynch Global Technology Fund, Inc., March 31, 2002


DEAR SHAREHOLDER


Fiscal Year in Review
For the year ended March 31, 2002, Merrill Lynch Global Technology Fund, Inc. underperformed the unmanaged Goldman Sachs Technology Composite (GTC) Index. The Fund's Class A, Class B, Class C and Class D Shares had total returns of -18.26%, -19.13%, -19.23% and -18.55%, respectively, compared to the total return of -8.60% for the GTC Index. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3 - 5 of this report to shareholders.)

The 12-month period ended March 31, 2002 presented a challenging environment for technology investors.With the US economy in a recession, and the de-stabilizing influence of an unprecedented terrorist attack, corporate demand for technology goods and services was extremely depressed. Information technology (IT) budgets and technology spending were cut back dramatically as companies struggled to reduce staffing levels and work off excess inventories. As such, technology stocks were in a profits recession during the 12-month period. As 2001 came to a close, we believed that investor expectations had declined to reasonable levels. Most technology companies met reduced year-end earnings expectations and markets began to stabilize. With the exception of semiconductor and IT services stocks, performance of technology stocks continued to be poor in the first quarter of 2002.

Compared to the GTC Index, the Fund's performance for the 12 months ended March 31, 2002 benefited from underweighted investments in media, communications equipment and computers and peripherals. Relative Fund performance was enhanced by specific stock selection in Internet retail, specialty retail, electronic equipment and instruments and IT consulting and services. However, relative results were hindered by our overweighted positions in commercial services and supplies and by underweighted positions in data processing services and systems software. Adverse security selection in electronic equipment and instruments, semiconductors and systems software stocks also hurt the Fund's performance.

At March 31, 2002, the Fund's five largest positions included Microsoft Corporation (4.9% of net assets); Cisco Systems, Inc. (4.4%); Intel Corporation (3.8%); International Business Machines Corporation (2.7%); and Oracle Corporation (2.6%). Our largest industry commitments were in semiconductors and systems software, with 20.7% and 10.8% of net assets, respectively. Our largest industry commitment relative to the GTC Index was in Internet software and services, while our most significant underweighting was in computers and peripherals. (See page 1 of this report to shareholders for complete listings of the Fund's ten largest holdings and five largest industries.) At March 31, 2002, the Fund had $1.0 billion in assets and 7.6% in cash and cash equivalents.


Market Outlook
Looking ahead, we believe that the US economy is gradually improving, but we are cautious about the slope of the recovery. We further anticipate that an improvement in technology spending will be closely tied to a strengthening of the US economy. Data networking, semiconductor and personal computer stocks will probably be among the early beneficiaries of renewed corporate spending. Additionally, we see positive developments with important new product launches in consumer electronics and personal data devices. We also anticipate continued challenges for telecommunications equipment providers, fiber optics manufacturers and contract manufacturers.


In Conclusion
At this time, we would like to welcome the shareholders of Merrill Lynch Internet Strategies, Inc. We thank you for your continued investment in Merrill Lynch Global Technology Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(R. Elise Baum)
R. Elise Baum
Senior Vice President and Portfolio Manager



May 1, 2002



We are pleased to announce that R. Elise Baum is responsible for the day-to-day management of Merrill Lynch Global Technology Fund, Inc. Ms. Baum has been Managing Director of Merrill Lynch Investment Managers, L.P. since 2000; First Vice President from 1999 to 2000; Director from 1997 to 1999; and Vice President from 1995 to 1997. Ms. Baum is also a CFA R charterholder.



PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Aggregate Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Global Technology Fund, Inc., March 31, 2002


PERFORMANCE DATA (concluded)


Average Annual
Total Return


                                   % Return Without   % Return With
Class A Shares*                      Sales Charge     Sales Charge**

One Year Ended 3/31/02                    -18.26%        -22.55%
Inception (6/26/98) through 3/31/02       - 4.74         - 6.10

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

One Year Ended 3/31/02                    -19.13%        -22.36%
Inception (6/26/98) through 3/31/02       - 5.72         - 6.41

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

One Year Ended 3/31/02                    -19.23%        -20.04%
Inception (6/26/98) through 3/31/02       - 5.75         - 5.75

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
Class D Shares*                      Sales Charge      Sales Charge

One Year Ended 3/31/02                    -18.55%        -22.83%
Inception (6/26/98) through 3/31/02       - 4.99         - 6.35

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Total Return
Based on a $10,000
Investment


A line graph illustrating the growth of a $10,000 investment in ML Global Technology Fund, Inc.++ Class A and Class B Shares* compared to a similar investment in S&P 500 Index++++. Values illustrated are as follow:


ML Global Technology Fund, Inc.++
Class A Shares*

Date                       Value

6/28/1998**              $ 9,475.00
March 1999               $12,877.00
March 2000               $28,246.00
March 2001               $ 9,654.00
March 2002               $ 7,891.00


ML Global Technology Fund, Inc.++
Class B Shares*

Date                       Value

6/28/1998**              $10,000.00
March 1999               $13,480.00
March 2000               $29,280.00
March 2001               $ 9,908.00
March 2002               $ 7,795.00


S&P 500 Index++++

Date                       Value

6/28/1998**              $10,000.00
March 1999               $11,468.00
March 2000               $13,525.00
March 2001               $10,593.00
March 2002               $10,615.00



A line graph illustrating the growth of a $10,000 investment in ML Global Technology Fund, Inc.++ Class C and Class D Shares* compared to a similar investment in S&P 500 Index++++. Values illustrated are as follow:


ML Global Technology Fund, Inc.++
Class C Shares*

Date                       Value

6/28/1998**              $10,000.00
March 1999               $13,480.00
March 2000               $29,280.00
March 2001               $ 9,908.00
March 2002               $ 8,003.00


ML Global Technology Fund, Inc.++
Class D Shares*

Date                       Value

6/28/1998**              $ 9,475.00
March 1999               $12,848.00
March 2000               $28,122.00
March 2001               $ 9,595.00
March 2002               $ 7,815.00


S&P 500 Index++++

Date                       Value

6/28/1998**              $10,000.00
March 1999               $11,468.00
March 2000               $13,525.00
March 2001               $10,593.00
March 2002               $10,615.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Global Technology Fund, Inc. invests primarily in equity securities of issuers that, in the opinion of the Manager, derive a substantial portion of their income from products and services in technology-related industries.
++++This unmanaged broad-based Index is comprised of common stocks. The starting date for the Index in each of the graphs is from 6/30/98.

Past performance is not predictive of future results.


Recent
Performance
Results*


                                                       6-Month            12-Month        Since Inception
As of March 31, 2002                                 Total Return       Total Return        Total Return
ML Global Technology Fund, Inc. Class A Shares         +21.20%            -18.26%              -16.71%
ML Global Technology Fund, Inc. Class B Shares         +20.62             -19.13               -19.87
ML Global Technology Fund, Inc. Class C Shares         +20.47             -19.23               -19.97
ML Global Technology Fund, Inc. Class D Shares         +21.06             -18.55               -17.53
Standard & Poor's 500 Index**                          +10.97             + 0.21               + 6.15
Goldman Sachs Technology Index***                      +23.72             - 8.60               + 3.69

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund commenced operations on 6/26/98.
**This unmanaged broad-based index is comprised of common stocks.
Since inception total return is from 6/30/98.
***The Goldman Sachs Technology Industry Composite Index is a modified captilization-weighted index of selected technology stocks.
The Index was developed with a base value of 100 as of April 30, 1996. Since inception total return is from 6/30/98.


Merrill Lynch Global Technology Fund, Inc., March 31, 2002


SCHEDULE OF INVESTMENTS                                                                                     (in US dollars)

                                Shares                                                                           Percent of
COUNTRY    Industries            Held                           Stocks                   Cost           Value    Net Assets
Canada     Semiconductor        86,500   ++Celestica Inc.                         $     1,204,314   $     3,136,490    0.3%
           Equipment

                                         Total Investments in Canada                    1,204,314         3,136,490     0.3


Finland    Telecommunications  430,500   Nokia Oyj 'A' (ADR)*                          11,087,500         8,928,570     0.9
           Equipment

                                         Total Investments in Finland                  11,087,500         8,928,570     0.9


Germany    Application         413,400   SAP AG (Systeme, Anwendungen, Produkte        13,723,277        15,378,480     1.5
           Software                      in der Datenverarbeitung)(ADR)*

                                         Total Investments in Germany                  13,723,277        15,378,480     1.5


Israel     Internet Software   339,100   ++Check Point Software Technologies Ltd.      15,049,087        10,301,858     1.0
           & Services

                                         Total Investments in Israel                   15,049,087        10,301,858     1.0


Singapore  Electronic          343,600   ++Flextronics International Ltd.               3,680,415         6,281,008     0.6
           Equipment &
           Instruments

                                         Total Investments in Singapore                 3,680,415         6,281,008     0.6


South      Electronic            9,100   Samsung Electronics Co., Ltd.                  2,537,619         2,522,921     0.2
Korea      Equipment &
           Instruments

                                         Total Investments in South Korea               2,537,619         2,522,921     0.2


Taiwan     Semiconductors    8,871,000   ++Taiwan Semiconductor Manufacturing
                                         Company                                       16,150,897        24,077,397     2.4

                               762,500   ++United Microelectronics Corporation
                                         (ADR)*                                         5,925,006         8,120,625     0.8

                                         Total Investments in Taiwan                   22,075,903        32,198,022     3.2


United     Advertising         181,300   ++DoubleClick Inc.                             2,216,793         2,173,787     0.2
States

           Application         584,400   ++Cadence Design Systems, Inc.                11,888,910        13,213,284     1.3
           Software             32,900   ++Electronic Arts Inc.                         1,525,876         2,000,320     0.2
                               603,100   ++i2 Technologies, Inc.                        3,666,860         3,051,686     0.3
                               220,900   ++Mercury Interactive Corp.                   24,335,541         8,316,885     0.8
                             2,737,300   ++Parametric Technology Corporation           21,769,336        16,451,173     1.6
                               447,800   ++PeopleSoft, Inc.                            15,773,209        16,358,134     1.6
                               319,000   ++Peregrine Systems, Inc.                      4,430,580         3,040,070     0.3
                               118,400   ++Siebel Systems, Inc.                         3,020,123         3,859,840     0.4
                                45,400   ++Synopsys, Inc.                               2,102,910         2,500,632     0.3
                               114,300   ++THQ Inc.                                     5,188,130         5,597,271     0.6
                             1,395,200   ++TIBCO Software Inc.                         19,555,205        16,379,648     1.6
                                                                                  ---------------   ---------------   -----
                                                                                      113,256,680        90,768,943     9.0

           Biotechnology        84,800   ++Immunex Corporation                          2,246,505         2,563,504     0.2

           Computer          1,062,700   Compaq Computer Corporation                    9,105,047        11,105,215     1.1
           Hardware            954,000   ++Dell Computer Corporation                   23,297,165        24,889,860     2.4
                               262,400   International Business Machines
                                         Corporation                                   27,454,867        27,289,600     2.7
                             2,382,500   ++Sun Microsystems, Inc.                      27,149,204        21,013,650     2.1
                                                                                  ---------------   ---------------   -----
                                                                                       87,006,283        84,298,325     8.3

           Computer          1,627,400   ++EMC Corporation                             24,505,879        19,398,608     1.9
           Storage &            73,400   ++Network Appliance, Inc.                      1,181,740         1,495,158     0.2
           Peripherals                                                            ---------------   ---------------   -----
                                                                                       25,687,619        20,893,766     2.1

           Data Processing      38,400   ++Concord EFS, Inc.                              708,298         1,276,800     0.1
           Services             32,800   First Data Corporation                         1,855,949         2,861,800     0.3
                               252,800   Paychex, Inc.                                  7,936,942        10,033,632     1.0
                                                                                  ---------------   ---------------   -----
                                                                                       10,501,189        14,172,232     1.4

           Defense             215,900   Raytheon Company                               6,901,031         8,862,695     0.9

           Diversified         824,900   ++Cendant Corporation                         15,461,884        15,838,080     1.6
           Commercial          567,400   ++Convergys Corporation                       19,942,957        16,778,018     1.6
           Services                                                               ---------------   ---------------   -----
                                                                                       35,404,841        32,616,098     3.2

           Electronic          304,300   ++Ingram Micro Inc. (Class A)                  5,494,729         5,036,165     0.5
           Equipment &         174,900   ++Plexus Corporation                           4,802,658         4,127,640     0.4
           Instruments       1,064,000   ++Sanmina Corporation                         17,205,991        12,502,000     1.2
                                73,700   ++SeaChange International, Inc.                2,468,188         1,116,555     0.1
                             1,526,000   Symbol Technologies, Inc.                     20,424,115        17,152,240     1.7
                               129,200   ++Tech Data Corporation                        4,184,747         5,927,696     0.6
                                                                                  ---------------   ---------------   -----
                                                                                       54,580,428        45,862,296     4.5

           Entertainment &   1,051,300   ++AOL Time Warner Inc.                        29,470,033        24,863,245     2.4
           Movies

           Health Care &     1,411,100   ++WebMD Corporation                           10,100,559        10,823,137     1.1
           Distributors
           Services

           IT Consulting &      49,000   ++Affiliated Computer Services,
           Services                      Inc. (Class A)                                 1,908,107         2,750,370     0.3
                                60,500   ++Computer Sciences Corporation                2,107,052         3,070,375     0.3
                               212,100   ++Sungard Data Systems Inc.                    6,370,727         6,992,937     0.7
                                                                                  ---------------   ---------------   -----
                                                                                       10,385,886        12,813,682     1.3

           Industrial          221,500   Tyco International Ltd.                        8,700,854         7,158,880     0.7
           Conglomerates

           Internet          1,024,200   ++EarthLink, Inc.                              9,447,337        10,395,630     1.0
           Software &        1,974,500   ++Liberate Technologies, Inc.                 15,566,624        11,748,275     1.2
           Services          5,557,500   ++Vignette Corporation                        27,556,774        19,062,225     1.9
                                                                                  ---------------   ---------------   -----
                                                                                       52,570,735        41,206,130     4.1

           Networking          124,600   ++Brocade Communications Systems, Inc.         2,284,952         3,364,200     0.3
           Equipment         2,626,900   ++Cisco Systems, Inc.                         54,571,119        44,447,148     4.4
                               359,400   ++Juniper Networks, Inc.                       6,828,827         4,524,846     0.4
                               383,200   ++McData Corporation (Class B)                 7,472,996         4,644,384     0.5
                                                                                  ---------------   ---------------   -----
                                                                                       71,157,894        56,980,578     5.6

           Publishing &        272,700   ++Gemstar-TV Guide International, Inc.         5,917,147         4,033,233     0.4
           Printing



Merrill Lynch Global Technology Fund, Inc., March 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US dollars)

                                Shares                                                                           Percent of
COUNTRY    Industries            Held                           Stocks                   Cost           Value    Net Assets
United     Retail--Internet    406,000   ++Amazon.com, Inc.                       $     4,251,652   $     5,813,920    0.6%
States                          88,100   ++eBay Inc.                                    5,209,387         4,981,174     0.5
(concluded)
                                                                                  ---------------   ---------------   -----
                                                                                        9,461,039        10,795,094     1.1

           Semiconductor       305,900   ++Applied Materials, Inc.                     14,286,765        16,601,193     1.6
           Equipment           174,500   ++KLA-Tencor Corporation                       9,000,150        11,595,525     1.2
                                40,900   ++LAM Research Corp.                           1,065,535         1,199,188     0.1
                               254,100   ++Novellus Systems, Inc.                      11,406,658        13,751,892     1.4
                                                                                  ---------------   ---------------   -----
                                                                                       35,759,108        43,147,798     4.3

           Semiconductors      420,300   ++Advanced Micro Devices, Inc.                 6,221,655         6,182,613     0.6
                               510,600   ++Agere Systems Inc. (Class A)                 2,131,658         1,986,234     0.2
                               630,600   ++Altera Corporation                           9,646,841        13,765,998     1.4
                               121,300   ++Analog Devices, Inc.                         5,667,840         5,463,352     0.5
                             1,030,300   ++Applied Micro Circuits Corporation          11,419,600         8,242,400     0.8
                               440,700   ++Atmel Corporation                            3,573,984         4,468,698     0.4
                               276,400   ++Broadcom Corporation (Class A)               9,932,457         9,922,760     1.0
                               246,000   ++Cypress Semiconductor Corporation            5,254,862         5,658,000     0.6
                             1,252,700   Intel Corporation                             41,573,088        38,094,607     3.8
                               233,100   Linear Technology Corporation                  9,347,990        10,312,344     1.0
                               202,800   ++Maxim Integrated Products, Inc.              2,784,272        11,306,100     1.1
                               275,700   ++Microchip Technology                         8,244,252        11,527,017     1.1
                               394,300   ++Micron Technology, Inc.                     10,806,970        12,972,470     1.3
                               307,300   STMicroelectronics NV
                                         (NY Registered Shares)                         9,808,777        10,423,616     1.0
                               529,400   Texas Instruments Incorporated                17,298,440        17,523,140     1.7
                               252,500   ++Xilinx, Inc.                                 2,230,152        10,072,225     1.0
                                                                                  ---------------   ---------------   -----
                                                                                      155,942,838       177,921,574    17.5

           Systems Software     93,500   Adobe Systems Incorporated                     3,165,814         3,768,050     0.4
                               968,000   Computer Associates International, Inc.       26,877,383        21,189,520     2.1
                               820,600   ++Microsoft Corporation                       50,621,414        49,441,150     4.9
                             2,068,600   ++Oracle Corporation                          32,483,947        26,457,394     2.6
                               186,800   ++VERITAS Software Corporation                 2,801,477         8,183,708     0.8
                                                                                  ---------------   ---------------   -----
                                                                                      115,950,035       109,039,822    10.8

           Telecommunications  212,400   ++DDi Corp.                                    2,276,569         1,811,772     0.2
           Equipment           121,500   ++Harmonic Inc.                                1,300,123         1,408,185     0.1
                               545,100   Lucent Technologies Inc.                       3,031,871         2,578,323     0.3
                               916,300   Motorola, Inc.                                12,800,451        13,011,460     1.3
                               317,100   ++QUALCOMM Incorporated                       12,675,689        11,926,131     1.2
                               542,200   Scientific-Atlanta, Inc.                      12,527,258        12,524,820     1.2
                                                                                  ---------------   ---------------   -----
                                                                                       44,611,961        43,260,691     4.3

           Wireless          1,477,600   ++AT&T Wireless Services Inc.                 17,983,982        13,224,520     1.3
           Telecommunication   451,128   ++Synchrologic, Inc. (a)                       3,000,001           451,128     0.0
           Services                                                               ---------------   ---------------   -----
                                                                                       20,983,983        13,675,648     1.3

                                         Total Investments in the United States       908,813,441       857,931,158    84.7


                                         Total Investments in Stocks                  978,171,556       936,678,507    92.4



SHORT-TERM                       Face
SECURITIES                      Amount                          Issue
           Commercial      $42,322,000   General Motors Acceptance Corp.,
           Paper**                       1.85% due 4/01/2002                           42,315,475        42,315,475     4.2
                            20,000,000   J.P. Morgan Securities Inc.,
                                         1.83% due 4/19/2002                           19,978,650        19,978,650     1.9
                                                                                  ---------------   ---------------   -----
                                                                                       62,294,125        62,294,125     6.1

           US Government    20,000,000   Freddie Mac, 1.81% due 4/04/2002              19,993,967        19,993,967     2.0
           Agency
           Obligations**

                                         Total Investments in Short-Term
                                         Securities                                    82,288,092        82,288,092     8.1


                                         Total Investments                        $ 1,060,459,648     1,018,966,599   100.5
                                                                                  ===============
                                         Liabilities in Excess of Other Assets                          (5,566,862)   (0.5)
                                                                                                    ---------------  ------
           Net Assets                                                                               $ 1,013,399,737  100.0%
                                                                                                    ===============  ======


*American Depositary Receipts (ADR).
**Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
++Non-income producing security.
(a)Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $451,000, representing less than 0.1% of net assets.

                        Acquisition
Issue                       Date           Cost          Value

Synchrologic, Inc.       8/24/2000     $ 3,000,001    $   451,128

Total                                  $ 3,000,001    $   451,128
                                       ===========    ===========

See Notes to Financial Statements.


Merrill Lynch Global Technology Fund, Inc., March 31, 2002


STATEMENT OF ASSETS AND LIABILITIES

                As of March 31, 2002
Assets:         Investments, at value (including securities loaned of $270,436,004)
                (identified cost--$1,060,459,648)                                                          $  1,018,966,599
                Investments held as collateral for loaned securities, at value                                  274,105,300
                Receivables:
                   Securities sold                                                     $      4,762,262
                   Capital shares sold                                                          763,645
                   Dividends                                                                    177,900
                   Loaned securities                                                             35,195           5,739,002
                                                                                       ----------------
                Prepaid registration fees                                                                            53,272
                                                                                                           ----------------
                Total assets                                                                                  1,298,864,173
                                                                                                           ----------------

Liabilities:    Collateral on securities loaned, at value                                                       274,105,300
                Payables:
                   Securities purchased                                                       5,657,041
                   Capital shares redeemed                                                    3,240,961
                   Investment adviser                                                           769,441
                   Distributor                                                                  500,576          10,168,019
                                                                                       ----------------
                Accrued expenses and other liabilities                                                            1,191,117
                                                                                                           ----------------
                Total liabilities                                                                               285,464,436
                                                                                                           ----------------

Net Assets:     Net assets                                                                                 $  1,013,399,737
                                                                                                           ================

Net Assets      Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:     shares authorized                                                                            $    3,382,567
                Class B Shares of Common Stock, $.10 par value, 200,000,000
                shares authorized                                                                                 6,096,351
                Class C Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                 1,594,550
                Class D Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                 1,785,556
                Paid-in capital in excess of par                                                              2,112,502,687
                Accumulated investment loss--net                                       $      (106,825)
                Accumulated realized capital losses on investments--net                 (1,070,362,100)
                Unrealized depreciation on investments--net                                (41,493,049)
                                                                                       ----------------
                Total accumulated losses--net                                                               (1,111,961,974)
                                                                                                           ----------------
                Net assets                                                                                 $  1,013,399,737
                                                                                                           ================

Net Asset       Class A--Based on net assets of $272,576,364 and 33,825,673
Value:                   shares outstanding                                                                $           8.06
                                                                                                           ================
                Class B--Based on net assets of $474,171,677 and 60,963,507
                         shares outstanding                                                                $           7.78
                                                                                                           ================
                Class C--Based on net assets of $123,954,475 and 15,945,497
                         shares outstanding                                                                $           7.77
                                                                                                           ================
                Class D--Based on net assets of $142,697,221 and 17,855,559
                         shares outstanding                                                                $           7.99
                                                                                                           ================

See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                For the Year Ended March 31, 2002
Investment      Interest                                                                                   $      3,411,070
Income:         Dividends (net of $173,674 foreign withholding tax)                                                 777,098
                Securities lending--net                                                                             376,015
                                                                                                           ----------------
                Total income                                                                                      4,564,183
                                                                                                           ----------------

Expenses:       Investment advisory fees                                               $     12,193,228
                Account maintenance and distribution fees--Class B                            6,077,801
                Transfer agent fees--Class B                                                  2,445,841
                Account maintenance and distribution fees--Class C                            1,450,220
                Transfer agent fees--Class A                                                  1,111,753
                Transfer agent fees--Class C                                                    634,982
                Transfer agent fees--Class D                                                    573,825
                Account maintenance fees--Class D                                               407,204
                Accounting services                                                             375,175
                Registration fees                                                               178,180
                Professional fees                                                               125,170
                Printing and shareholder reports                                                117,845
                Custodian fees                                                                  106,082
                Directors' fees and expenses                                                     49,545
                Pricing fees                                                                      2,292
                Other                                                                            40,230
                                                                                       ----------------
                Total expenses                                                                                   25,889,373
                                                                                                           ----------------
                Investment loss--net                                                                           (21,325,190)

Realized &      Realized loss from:
Unrealized         Investments--net                                                       (512,099,065)
Gain (Loss) On     Foreign currency transactions--net                                          (70,593)       (512,169,658)
Investments &                                                                          ----------------
Foreign         Change in unrealized depreciation on investments--net                                           301,287,632
Currency                                                                                                   ----------------
Transactions    Net Decrease in Net Assets Resulting from Operations                                       $  (232,207,216)
--Net:                                                                                                     ================


See Notes to Financial Statements.


Merrill Lynch Global Technology Fund, Inc., March 31, 2002


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     For the
                                                                                                   Year Ended
                                                                                                    March 31,
Increase (Decrease) in Net Assets:                                                            2002                2001
Operations:     Investment loss--net                                                   $   (21,325,190)    $   (36,917,641)
                Realized loss on investments and foreign currency transactions--net       (512,169,658)       (505,529,987)
                Change in unrealized appreciation/depreciation on investments--net          301,287,632     (2,184,290,422)
                                                                                       ----------------    ----------------
                Net decrease in net assets resulting from operations                      (232,207,216)     (2,726,738,050)
                                                                                       ----------------    ----------------

Distributions   In excess of realized gain on investments--net:
to                 Class A                                                                           --        (26,269,280)
Shareholders:      Class B                                                                           --        (57,661,598)
                   Class C                                                                           --        (11,994,247)
                   Class D                                                                           --        (13,975,841)
                                                                                       ----------------    ----------------
                Net decrease in net assets resulting from distributions
                to shareholders                                                                      --       (109,900,966)
                                                                                       ----------------    ----------------

Capital Share   Net increase (decrease)in net assets from capital share
Transactions:   transactions                                                              (126,109,743)         199,368,273
                                                                                       ----------------    ----------------

Net Assets:     Total decrease in net assets                                              (358,316,959)     (2,637,270,743)
                Beginning of year                                                         1,371,716,696       4,008,987,439
                                                                                       ----------------    ----------------
                End of year*                                                           $  1,013,399,737    $  1,371,716,696
                                                                                       ================    ================

                *Accumulated investment loss--net                                      $      (106,825)    $       (32,992)
                                                                                       ================    ================

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

                                                                                                 Class A
The following per share data and ratios
have been derived from information                                                       For the             For the Period
provided in the financial statements.                                                   Year Ended          June 26, 1998++
                                                                                        March 31,             to March 31,
Increase (Decrease) in Net Asset Value:                                     2002         2001          2000       1999
Per Share       Net asset value, beginning of period                     $      9.86  $     29.81  $     13.59  $     10.00
Operating                                                                -----------  -----------  -----------  -----------
Performance:    Investment loss--net                                       (.10)++++    (.11)++++    (.16)++++        (.05)
                Realized and unrealized gain (loss) on investments
                and foreign currency transactions--net                        (1.70)      (18.99)        16.38         3.64
                                                                         -----------  -----------  -----------  -----------
                Total from investment operations                              (1.80)      (19.10)        16.22         3.59
                                                                         -----------  -----------  -----------  -----------
                Less distributions in excess of realized gain
                on investments--net                                               --        (.85)           --           --
                                                                         -----------  -----------  -----------  -----------
                Net asset value, end of period                           $      8.06  $      9.86  $     29.81  $     13.59
                                                                         ===========  ===========  ===========  ===========

Total           Based on net asset value per share                          (18.26%)     (65.82%)      119.35%    35.90%+++
Investment                                                               ===========  ===========  ===========  ===========
Return:**

Ratios to       Expenses                                                       1.42%        1.17%        1.11%       1.25%*
Average                                                                  ===========  ===========  ===========  ===========
Net Assets:     Investment loss--net                                         (1.05%)       (.53%)       (.70%)      (.74%)*
                                                                         ===========  ===========  ===========  ===========

Supplemental    Net assets, end of period (in thousands)                 $   272,576  $   339,412  $   853,810  $    41,382
Data:                                                                    ===========  ===========  ===========  ===========
                Portfolio turnover                                           165.34%      122.11%       60.03%       49.72%
                                                                         ===========  ===========  ===========  ===========



                                                                                                 Class B
The following per share data and ratios
have been derived from information                                                       For the             For the Period
provided in the financial statements.                                                   Year Ended          June 26, 1998++
                                                                                        March 31,             to March 31,
Increase (Decrease) in Net Asset Value:                                     2002         2001          2000       1999
Per Share       Net asset value, beginning of period                     $      9.62  $     29.28  $     13.48  $     10.00
Operating                                                                -----------  -----------  -----------  -----------
Performance:    Investment loss--net                                       (.19)++++    (.33)++++    (.35)++++        (.13)
                Realized and unrealized gain (loss) on investments
                and foreign currency transactions--net                        (1.65)      (18.58)        16.15         3.61
                                                                         -----------  -----------  -----------  -----------
                Total from investment operations                              (1.84)      (18.91)        15.80         3.48
                                                                         -----------  -----------  -----------  -----------
                Less distributions in excess of realized gain
                on investments--net                                               --        (.75)           --           --
                                                                         -----------  -----------  -----------  -----------
                Net asset value, end of period                           $      7.78  $      9.62  $     29.28  $     13.48
                                                                         ===========  ===========  ===========  ===========

Total           Based on net asset value per share                          (19.13%)     (66.16%)      117.21%    34.80%+++
Investment                                                               ===========  ===========  ===========  ===========
Return:**

Ratios to       Expenses                                                       2.47%        2.18%        2.13%       2.27%*
Average                                                                  ===========  ===========  ===========  ===========
Net Assets:     Investment loss--net                                         (2.10%)      (1.55%)      (1.75%)     (1.76%)*
                                                                         ===========  ===========  ===========  ===========

Supplemental    Net assets, end of period (in thousands)                 $   474,172  $   702,671  $ 2,234,836   $  565,111
Data:                                                                    ===========  ===========  ===========  ===========
                Portfolio turnover                                           165.34%      122.11%       60.03%       49.72%
                                                                         ===========  ===========  ===========  ===========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Global Technology Fund, Inc., March 31, 2002


FINANCIAL HIGHLIGHTS (continued)

                                                                                                 Class C
The following per share data and ratios
have been derived from information                                                       For the             For the Period
provided in the financial statements.                                                   Year Ended          June 26, 1998++
                                                                                        March 31,             to March 31,
Increase (Decrease) in Net Asset Value:                                     2002         2001          2000       1999
Per Share       Net asset value, beginning of period                     $      9.62  $     29.28  $     13.48  $     10.00
Operating                                                                -----------  -----------  -----------  -----------
Performance:    Investment loss--net                                       (.19)++++    (.33)++++    (.35)++++        (.13)
                Realized and unrealized gain (loss) on investments
                and foreign currency transactions--net                        (1.66)      (18.58)        16.15         3.61
                                                                         -----------  -----------  -----------  -----------
                Total from investment operations                              (1.85)      (18.91)        15.80         3.48
                                                                         -----------  -----------  -----------  -----------
                Less distributions in excess of realized gain
                on investments--net                                               --        (.75)           --           --
                                                                         -----------  -----------  -----------  -----------
                Net asset value, end of period                           $      7.77  $      9.62  $     29.28  $     13.48
                                                                         ===========  ===========  ===========  ===========

Total           Based on net asset value per share                          (19.23%)     (66.16%)      117.21%    34.80%+++
Investment                                                               ===========  ===========  ===========  ===========
Return:**

Ratios to       Expenses                                                       2.51%        2.19%        2.14%       2.28%*
Average                                                                  ===========  ===========  ===========  ===========
Net Assets:     Investment loss--net                                         (2.14%)      (1.56%)      (1.76%)     (1.76%)*
                                                                         ===========  ===========  ===========  ===========

Supplemental    Net assets, end of period (in thousands)                 $   123,955  $   153,446  $   446,669  $   127,461
Data:                                                                    ===========  ===========  ===========  ===========
                Portfolio turnover                                           165.34%      122.11%       60.03%       49.72%
                                                                         ===========  ===========  ===========  ===========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (concluded)

                                                                                                 Class D
The following per share data and ratios
have been derived from information                                                       For the             For the Period
provided in the financial statements.                                                   Year Ended          June 26, 1998++
                                                                                        March 31,             to March 31,
Increase (Decrease) in Net Asset Value:                                     2002         2001          2000       1999
Per Share       Net asset value, beginning of period                     $      9.81  $     29.68  $     13.56  $     10.00
Operating                                                                -----------  -----------  -----------  -----------
Performance:    Investment loss--net                                       (.12)++++    (.16)++++    (.20)++++        (.07)
                Realized and unrealized gain (loss) on investments
                and foreign currency transactions--net                        (1.70)      (18.89)        16.32         3.63
                                                                         -----------  -----------  -----------  -----------
                Total from investment operations                              (1.82)      (19.05)        16.12         3.56
                                                                         -----------  -----------  -----------  -----------
                Less distributions in excess of realized gain
                on investments--net                                               --        (.82)           --           --
                                                                         -----------  -----------  -----------  -----------
                Net asset value, end of period                           $      7.99  $      9.81  $     29.68  $     13.56
                                                                         ===========  ===========  ===========  ===========

Total           Based on net asset value per share                          (18.55%)     (65.88%)      118.88%    35.60%+++
Investment                                                               ===========  ===========  ===========  ===========
Return:**

Ratios to       Expenses                                                       1.67%        1.41%        1.37%       1.50%*
Average                                                                  ===========  ===========  ===========  ===========
Net Assets:     Investment loss--net                                         (1.30%)       (.78%)       (.98%)     (1.00%)*
                                                                         ===========  ===========  ===========  ===========

Supplemental    Net assets, end of period (in thousands)                 $   142,697  $   176,188  $   473,672  $   115,110
Data:                                                                    ===========  ===========  ===========  ===========
                Portfolio turnover                                           165.34%      122.11%       60.03%       49.72%
                                                                         ===========  ===========  ===========  ===========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Global Technology Fund, Inc., March 31, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Technology Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US Government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $70,593 have been reclassified between accumulated net investment loss and accumulated net realized capital losses, $767,737,237 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $21,321,950 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of 1% of the average daily net assets of the Fund not exceeding $1 billion, .95% of the average net assets of the Fund in excess of $1 billion but not exceeding $2 billion and .90% in excess of $2 billion.



Merrill Lynch Global Technology Fund, Inc., March 31, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Fund Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and distribution fee. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                          Account         Distribution
                      Maintenance Fee         Fee

Class B                    .25%               .75%
Class C                    .25%               .75%
Class D                    .25%                 --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended March 31, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                          FAMD             MLPF&S

Class A                $    484           $  6,675
Class D                $  7,890           $131,303


For the year ended March 31, 2002, MLPF&S received contingent deferred sales charges of $1,782,949 and $38,021 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $301 and $629 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of March 31, 2002, the Fund lent securities with a value of $70,839,624 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of March 31, 2002, cash collateral of $80,574,795 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $193,530,505 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended March 31, 2002, QA Advisors received $17,700 in securities lending agent fees.

In addition, MLPF&S received $1,280,508 in commissions on the execution of portfolio security transactions for the Fund for the year ended March 31, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended March 31, 2002, the Fund reimbursed MLIM $49,426 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 2002 were $1,917,242,082 and $2,066,049,661, respectively.

Net realized gains (losses) for the year ended March 31, 2002 and net unrealized losses as of March 31, 2002 were as follows:


                                     Realized         Unrealized
                                  Gains (Losses)         Losses

Long-term investments             $(513,392,552)     $ (41,493,049)
Short-term investments                     5,070                 --
Options purchased                      (861,115)                 --
Options written                        2,149,532                 --
Foreign currency transactions           (70,593)                 --
                                  --------------     --------------
Total                             $(512,169,658)     $ (41,493,049)
                                  ==============     ==============


As of March 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $58,175,257, of which $75,746,922 related to appreciated securities and $133,922,179 related to depreciated securities. The aggregate cost of investments at March 31, 2002 for Federal income tax purposes was $1,077,141,856.

Transactions in call options written for the year ended March 31, 2002 were as follows:


                                       Nominal          Premiums
                                    Value Covered       Received

Outstanding call options
written, beginning of year                    --    $            --
Options written                        5,754,800         13,406,512
Options closed                       (4,833,000)       (12,611,624)
Options expired                        (921,800)          (794,888)
                                 ---------------    ---------------
Outstanding call options
written, end of year                          --    $            --
                                 ===============    ===============



Transactions in put options written for the year ended March 31, 2002 were as follows:


                                        Nominal
                                         Value          Premiums
                                        Covered         Received

Outstanding put options
written, beginning of year                    --    $            --
Options written                          230,900            535,670
Options closed                         (230,900)          (535,670)
                                 ---------------    ---------------
Outstanding put options
written, end of year                          --    $            --
                                 ===============    ===============



4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(126,109,743) and $199,368,273 for the years ended March 31, 2002 and March 31, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Year Ended                                               Dollar
March 31, 2002                          Shares           Amount

Shares sold                            8,292,294    $    76,527,458
Shares issued resulting from
reorganization                         2,666,689         20,790,664
                                 ---------------    ---------------
Total issued                          10,958,983         97,318,122
Shares redeemed                     (11,544,803)      (104,464,793)
                                 ---------------    ---------------
Net decrease                           (585,820)    $   (7,146,671)
                                 ===============    ===============



Class A Shares for the
Year Ended                                               Dollar
March 31, 2001                          Shares           Amount

Shares sold                           15,266,799    $   318,913,625
Shares issued to shareholders in
reinvestment of distributions            972,446         24,787,634
                                 ---------------    ---------------
Total issued                          16,239,245        343,701,259
Shares redeemed                     (10,466,803)      (211,184,018)
                                 ---------------    ---------------
Net increase                           5,772,442    $   132,517,241
                                 ===============    ===============



Class B Shares for the
Year Ended                                               Dollar
March 31, 2002                          Shares           Amount

Shares sold                            6,618,960    $    59,630,803
Shares issued resulting from
reorganization                         8,066,149         60,995,690
                                 ---------------    ---------------
Total issued                          14,685,109        120,626,493
Shares redeemed                     (23,067,659)      (201,117,874)
Automatic conversion of
shares                               (3,691,710)       (32,287,495)
                                 ---------------    ---------------
Net decrease                        (12,074,260)    $ (112,778,876)
                                 ===============    ===============



Class B Shares for the
Year Ended                                               Dollar
March 31, 2001                          Shares           Amount

Shares sold                           15,621,807    $   332,751,183
Shares issued to shareholders in
reinvestment of distributions          2,003,672         50,191,988
                                 ---------------    ---------------
Total issued                          17,625,479        382,943,171
Shares redeemed                     (18,417,679)      (349,127,664)
Automatic conversion of
shares                               (2,491,868)       (53,345,862)
                                 ---------------    ---------------
Net decrease                         (3,284,068)    $  (19,530,355)
                                 ===============    ===============



Class C Shares for the
Year Ended                                               Dollar
March 31, 2002                          Shares           Amount

Shares sold                            2,124,329    $    19,691,079
Shares issued resulting from
reorganization                         4,333,366         32,756,627
                                 ---------------    ---------------
Total issued                           6,457,695         52,447,706
Shares redeemed                      (6,465,576)       (55,892,530)
                                 ---------------    ---------------
Net decrease                             (7,881)    $   (3,444,824)
                                 ===============    ===============



Class C Shares for the
Year Ended                                               Dollar
March 31, 2001                          Shares           Amount

Shares sold                            4,609,970    $    98,619,549
Shares issued to shareholders in
reinvestment of distributions            417,191         10,450,637
                                 ---------------    ---------------
Total issued                           5,027,161        109,070,186
Shares redeemed                      (4,329,901)       (80,251,135)
                                 ---------------    ---------------
Net increase                             697,260    $    28,819,051
                                 ===============    ===============



Merrill Lynch Global Technology Fund, Inc., March 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


Class D Shares for the
Year Ended                                               Dollar
March 31, 2002                          Shares           Amount

Shares sold                            1,485,566    $    13,617,467
Automatic conversion of
shares                                 3,606,201         32,287,495
Shares issued resulting from
reorganization                         1,766,276         13,672,787
                                 ---------------    ---------------
Total issued                           6,858,043         59,577,749
Shares redeemed                      (6,968,526)       (62,317,121)
                                 ---------------    ---------------
Net decrease                           (110,483)    $   (2,739,372)
                                 ===============    ===============



Class D Shares for the
Year Ended                                               Dollar
March 31, 2001                          Shares           Amount

Shares sold                            4,003,423    $    88,141,312
Automatic conversion of
shares                                 2,453,490         53,345,862
Shares issued to shareholders in
reinvestment of distributions            485,610         12,329,637
                                 ---------------    ---------------
Total issued                           6,942,523        153,816,811
Shares redeemed                      (4,934,582)       (96,254,475)
                                 ---------------    ---------------
Net increase                           2,007,941    $    57,562,336
                                 ===============    ===============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended March 31, 2002.


6. Distribution to Shareholders:
The tax character of distributions paid during the fiscal years ended March 31, 2002 and March 31, 2001 was as follows:


                                    3/31/2002          3/31/2001

Distributions paid from:
  Ordinary income                $            --    $     4,240,592
  Net long-term capital gains                 --        105,660,374
                                 ---------------    ---------------
Total taxable distributions      $            --    $   109,900,966
                                 ===============    ===============


As of March 31, 2002, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                $              --
Undistributed long-term capital gains--net                       --
                                                  -----------------
Total undistributed earnings--net                                --
Capital loss carryforward                            (999,850,595)*
Unrealized losses--net                              (112,111,379)**
                                                  -----------------
Total accumulated losses--net                     $ (1,111,961,974)
                                                  =================


*On March 31, 2002, the Fund had a net capital loss carryforward of approximately $999,850,595, of which $2,823,304 expires in 2006, $40,970,523 expires in 2008, $37,623,208 expires in 2009 and
$918,433,560 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the amortization of organization costs and the deferral of post-October currency losses for tax purposes.


7. Acquisition of Merrill Lynch Internet Strategies Fund, Inc.:
On October 12, 2001, the Fund acquired all of the net assets of Merrill Lynch Internet Strategies Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 73,283,325 shares of common stock of Merrill Lynch Internet Strategies Fund, Inc. for 16,832,481 shares of common stock of the Fund. Merrill Lynch Internet Strategies Fund, Inc.'s net assets on that date of $128,215,768, including $50,436,144 of net unrealized depreciation and $817,618,715 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $1,114,510,053.



INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Global Technology Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Merrill Lynch Global Technology Fund, Inc., as of March 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Technology Fund, Inc. as of March 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
May 14, 2002



Merrill Lynch Global Technology Fund, Inc., March 31, 2002


OFFICERS AND DIRECTORS

                                                                                            Number of       Other
                                                                                          Portfolios in   Director-
                       Position(s)    Length                                               Fund Complex     ships
                           Held      of Time                                               Overseen by     Held by
Name, Address & Age     with Fund     Served  Principal Occupation(s) During Past 5 Years    Director      Director
Interested Director

Terry K. Glenn*         President    1999 to  Chairman, Americas Region since 2001,         127 Funds      None
800 Scudders Mill Road  and          present  and Executive Vice President since 1983     184 Portfolios
Plainsboro, NJ 08536    Director              of Fund Asset Management, L.P. ("FAM")
Age: 61                                       and Merrill Lynch Investment Managers,
                                              L.P. ("MLIM"); President of Merrill
                                              Lynch Mutual Funds since 1999; President
                                              of FAM Distributors, Inc. ("FAMD") since
                                              1986 and Director thereof since 1991;
                                              Executive Vice President and Director of
                                              Princeton Services, Inc. ("Princeton
                                              Services") since 1993; President of
                                              Princeton Administrators, L.P. since
                                              1988; Director of Financial Data
                                              Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.




                                                                                            Number of       Other
                                                                                          Portfolios in   Director-
                       Position(s)    Length                                               Fund Complex     ships
                           Held      of Time                                               Overseen by     Held by
Name, Address & Age     with Fund    Served*  Principal Occupation(s) During Past 5 Years    Director      Director
Independent Directors

Ronald W. Forbes
1400 Washington Avenue  Director     1977 to  Professor Emeritus of Finance, School of,      46 Funds      None
Albany, NY 12222                     present  Business State University of New York at    55 Portfolios
Age: 61                                       Albany since 2000;and Professor thereof
                                              from 1989 to 2000.


Cynthia A. Montgomery   Director     1995 to  Professor, Harvard Business School since       46 Funds      Unum-
Harvard Business School              present  1989.                                       55 Portfolios    Provident
Soldiers Field Road                                                                                        Corpora-
Boston, MA 02163                                                                                           tion; and
Age: 49                                                                                                    Newell
                                                                                                           Rubbermaid
                                                                                                           Inc.


Charles C. Reilly       Director     1990 to  Self-employed financial consultant since       46 Funds      None
9 Hampton Harbor Road                present  1990.                                       55 Portfolios
Hampton Bays, NY 11946
Age: 70


Kevin A. Ryan           Director     1992 to  Founder and currently Director Emeritus        46 Funds      Charter
127 Commonwealth Avenue              present  of The Boston University Center for         55 Portfolios    Education
Chestnut Hill, MA 02467                       the Advancement of Ethics and Character                      Partnership;
Age: 69                                       and Director thereof from 1989 to 1999;                      Council
                                              Professor from 1982 to 1999 at Boston                        for Ethical
                                              University.                                                  and
                                                                                                           Spiritual
                                                                                                           Education.


Roscoe S. Suddarth      Director     2000 to  Former President, Middle East Institute        46 Funds      None
7403 MacKenzie Court                 present  from 1995 to 2001.                          55 Portfolios
Bethesda, MD 20817
Age: 66


Richard R. West         Director     1978 to  Professor of Finance since 1984, and           46 Funds      Bowne &
Box 604                              present  currently Dean Emeritus of New York         55 Portfolios    Co., Inc.;
Genoa, NV 89411                               University, Leonard N. Stern School                          Vornado
Age: 64                                       of Business Administration.                                  Realty
                                                                                                           Trust;
                                                                                                           Alexander's
                                                                                                           Inc.


Edward D. Zinbarg       Director     1994 to  Self-employed financial consultant since       46 Funds      None
5 Hardwell Road                      present  1994.                                       55 Portfolios
Short Hills, NJ 07078
Age: 67


*The Director's term is unlimited.




                       Position(s)    Length
                           Held      of Time
Name, Address & Age     with Fund    Served*    Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke         Vice         1993 to    First Vice President of FAM and MLIM since 1997 and the Treasurer
P.O. Box 9011           President    present    thereof since 1999; Senior Vice President and Treasurer of Princeton
Princeton,              and          and        Services since 1999; Vice President of FAMD since 1999; Vice President
NJ 08543-9011           Treasurer    1999 to    of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since
Age: 41                              present    1990.


R. Elise Baum           Senior       2001 to    First Vice President of the Investment Adviser since 1999; Vice
P.O. Box 9011           Vice         present    President since 1995; Senior Fund Analyst from 1994-1995; Fund
Princeton,              President               Analyst from 1993-1994; Consultant from 1992-1993.
NJ 08543-9011
Age: 40


Susan B. Baker          Secretary    2002 to    Director (Legal Advisory) of the Manager since 1999; Vice President of
P.O. Box 9011                        present    the Manager from 1993 to 1999; attorney associated with the Manager
Princeton,                                      since 1987.
NJ 08543-9011
Age: 44


*Officers of the Fund serve at the pleasure of the Board of Directors.



Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863